EXHIBIT 10.1.2

                                FIRST AMENDMENT

     FIRST AMENDMENT, dated as of November 4, 1999 (this "Amendment"), to the
                                                          ---------
Credit and Guarantee Agreement, dated as of July 28, 1999 (the "Credit
                                                                ------
Agreement"), among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S.
---------                             --------                             ----
Borrower"), The Surface Mount Technology Centre, Inc. (the "Canadian Borrower");
--------                                                    -----------------
together with the U.S. Borrower, the "Borrowers"), the several banks and other
                                      ---------
financial institutions or entities from time to time parties thereto (the "Lenders"), Lehman Brothers Inc., as advisor, lead arranger and book manager (in
 -------
such capacity, the "Arranger"), The Bank of Nova Scotia, as syndication agent
                    --------
(in such capacity, the "Syndication Agent"), Lehman Commercial Paper Inc., a
                        -----------------
general administrative agent (in such capacity, the "General Administrative
                                                     ----------------------
Agent"), The Bank of Nova Scotia, as Canadian administrative agent (in such
-----
capacity, the "Canadian Administrative Agent"), Lehman Commercial Paper Inc., as
               -----------------------------
collateral monitoring agent (in such capacity, the "Collateral Monitoring
                                                    ---------------------
Agent"), and General Electric Capital Corporation, as documentation agent (in
-----
such capacity, the "Documentation Agent").
                    -------------------

                              W I T N E S S E T H
                              -------------------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrowers; and

     WHEREAS, Holdings and the Borrowers have requested that the Lenders amend, and the Required Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

     NOW THEREFORE, the parties hereto hereby agree as follows:

         1.   Defined Terms.  (a)  As used herein, terms defined in this
              -------------
Amendment or in the Credit Agreement are used herein as so defined.

         (b) There shall be added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order the following new defined terms:

         "'Canadian Refunding Date':  as defined in Section 5.15.
           -----------------------

         'Canadian Revolving Credit Commitment Period':  the period from and
          -------------------------------------------
including the Closing Date to the Canadian Revolving Credit Termination Date.

          'Canadian Swing Line Commitment':  the obligation of the Canadian
           ------------------------------
Swing Line Lender to make Canadian Swing Line Loans pursuant to Section 5.14 in an aggregate principal amount at any one time outstanding not to exceed U.S. $3,000,000.

          'Canadian Swing Line Lender':  The Bank of Nova Scotia, in its
           --------------------------
capacity as the lender of Canadian Swing Line Loans.

          'Canadian Swing Line Loans':  as defined in Section 5.14.
           -------------------------

          'Canadian Swing Line Participation Amount':  as defined in Section
           ----------------------------------------
5.15.

          'Refunded Canadian Swing Line Loans':  as defined in Section 5.15."
           ----------------------------------

          (c) The definitions of the terms "Available Canadian Revolving Credit Commitment", "Available U.S. Revolving Credit Commitment", "Canadian Facility Loans", "Canadian Revolving Credit Commitment", "Canadian Revolving Extensions of Credit", "Revolving Credit Commitments" and "Swing Line Lender" contained in
Section 1.1 of the Credit Agreement are hereby deleted in their entirety and replaced with the following new definitions:

          "'Available Canadian Revolving Credit Commitment':  with respect to
            ----------------------------------------------
     any Canadian Revolving Credit Lender at any time, an amount in U.S. Dollars equal to the excess, if any, of (a) such Lender's Canadian Revolving Credit Commitment then in effect over (b) such Lender's Canadian Revolving Extensions of Credit then outstanding; provided, that (i) in calculating any Lender's (other than the Canadian Swing Line Lender's) Canadian Revolving Extensions of Credit for the purpose of determining such Lender's Available Canadian Revolving Credit Commitment pursuant to Section 5.5, the aggregate principal amount of Canadian Swing Line Lender's Canadian Revolving Extensions of Credit for the purpose of determining the Canadian Swing Line Lender's Available Canadian Revolving Credit Commitment pursuant to Section 5.5, the Canadian Swing Line Lender's Canadian Revolving Extensions of Credit shall be deemed to include the aggregate principal amount of the Canadian Swing Line Loans then outstanding.

          'Available U.S. Revolving Credit Commitments':  with respect to any
           -------------------------------------------
U.S. Revolving Credit Lender at any time, an amount in U.S. Dollars equal to the excess, if any, of (a) such Lender's U.S. Revolving Credit Commitment then in effect over (b) such Lender's U.S. Revolving Extensions of Credit then
       ----
outstanding; provided, that (i) in calculating any Lender's (other than any
             --------
Swing Line Lender's) U.S. Revolving Extensions of Credit for the purpose of determining such Lender's Available U.S. Revolving Credit Commitment pursuant to
Section 2.9(a), the aggregate principal amount of Swing Line Loans made by such Swing Line Lender and then outstanding shall be deemed to be zero and (ii) in calculating any Swing Line Lender's U.S. Revolving Extensions of Credit for the purpose of determining such Swing Line Lender's Available U.S. Revolving Credit Commitment pursuant to Section 2.9(a), such Swing Line Lender's Revolving Extensions of Credit shall be deemed to include the aggregate principal amount of the Swing Line Loans made by it and then outstanding.

          'Canadian Facility Loans':  the collective reference to the Canadian
           -----------------------
     Term Loans, the Canadian Revolving Credit Loans and the Canadian Swing Line Loans.

          'Canadian Revolving Credit Commitment':  as to any Canadian Lender at
           ------------------------------------
     any time, its obligation to make Canadian Revolving Credit Loans to, and/or create Acceptances and discount Acceptances on behalf of (or, in lieu thereof, to make loans pursuant to the Acceptance Notes to), the Canadian Borrower, and participate in Canadian Swing Line Loans, in an aggregate amount not to exceed at any one time outstanding the U.S. Dollar amount (or the Canadian Dollar Equivalent thereof, as the case may be) set forth opposite such Canadian Lender's name under the heading "Canadian Revolving Credit Commitment" on Schedule I to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender becomes a party hereto, as such amount may be reduced from time to time as provided herein. The original aggregate amount of the Canadian Revolving Credit Commitments is U.S. $15,000,000.

          'Canadian Revolving Extensions of Credit':  as to any Canadian
           ---------------------------------------
     Revolving Credit Lender at any time, an amount in U.S. Dollars equal tot he U.S. Dollar Equivalent of the sum of (a) the aggregate principal amount of all Canadian Revolving Credit Loans made by such Lender then outstanding,
     (b) such Lender's Canadian Revolving Credit Percentage of the Canadian L/C Obligations then outstanding, (c) such Lender's Canadian Revolving Credit Percentage of the aggregate undiscounted face amount of all Acceptances then outstanding created by such Canadian Revolving Credit Lender and (d) such Lender's Canadian Revolving Credit Percentage of the aggregate principal amount of Canadian Swing Line Loans then outstanding.

          'Revolving Credit Commitments':  the U.S. Revolving Credit
           ----------------------------
     Commitments, the Canadian Revolving Credit Commitments, the Swing Line Commitment and the Canadian Swing Line Commitment.

          'Swing Line Lender':  the collective reference to Lehman Commercial
           -----------------
     Paper Inc. and Comerica Bank, in their respective capacities as the lender of Swing Line Loans.

          (d)(1)  The definition of the term "Applicable Margin" contained in
Section 1.1 of the Credit Agreement is hereby amended by (x) inserting in paragraph (b) thereof after the reference to "Canadian Revolving Credit Loans" the following: "(including Canadian Swing Line Loans") and (y) inserting after the words Canadian Wing Line Loans" and (ii) the definition of the term "Excess Cash Flow" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately after the words "Swing Line Loans" in the twenty-third line of words "and Canadian Swing Line Loans".

          2.  Replacement of Sections 2.6 and 2.7.  Sections 2.6 and 2.7 of the
              -----------------------------------
Credit Agreement are hereby amended by deleting such sections in their entirety and substituting in lieu thereof the following new Sections 2.6 and 2.7:

          "2.6 Swing Line Commitment.  (a) Subject to the terms and conditions
               ---------------------
hereof, each of the Swing Line Lenders agrees that, during the U.S. Revolving Credit Commitment Period, it will make available to the U.S. Borrower in the form of swing line loans ("Swing Line Loans") a portion of the credit otherwise
                           ----------------
available to the U.S. Borrower under the U.S. Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding
--------
at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender's other outstanding U.S. Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender's U.S. Revolving Credit Commitment then in effect), (ii) all requests for Swing Line Loans by the U.S. Borrower shall be made to Comerica Bank as Swing Line Lender until the aggregate principal amount of Swing Line Loans made by Comerica Bank and outstanding at any time shall equal $7,000,000 (or such higher amount (not to exceed $10,000,000) as Comerica Bank and the Borrower may agree with prior written notice to the General Administrative Agent) and (iii) the U.S. Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan unless, after giving effect to the making of such Swing Line Loan, (A) the Available U.S. Revolving Credit Commitment of each U.S. Credit Lender would be equal to greater than zero, and (B) the Aggregate U.S. Revolving Extensions of Credit would not exceed the Borrowing Base of the U.S. Borrower. During the U.S. Revolving Credit Commitment Period, the U.S. Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be denominated in U.S. Dollars and shall be U.S. Base Rate Loans only.

          (b) The U.S. Borrower shall repay all outstanding Swing Line Loans on the U.S. Revolving Credit Termination Date. The U.S. Borrower shall also prepay all Swing Line Loans then outstanding simultaneously with each borrowing of U.S. Revolving Credit Loans.

     2.7  Procedure for Swing Line Borrowing; Refunding of Swing Line Loans.
          -----------------------------------------------------------------
(a) The U.S. Borrower may borrow under the Swing Line Commitment on any Business Day during the U.S. Revolving Credit Commitment Period, provided, the
                                                                 --------
U.S. Borrower shall give the relevant Swing Line Lender and the General Administrative Agent irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by such Swing Line Lender and the General Administrative Agent not later than 1:30 P.M., New York City time, on the proposed Borrowing Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date. Each borrowing under the Swing Line Commitment shall be in an amount equal to U.S.$100,000 or a whole multiple of U.S.$50,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in the borrowing notice in respect of any Swing Line Loan, the relevant Swing Line Lender shall make available to the General Administrative Agent at the U.S. Funding Office an amount in immediately available funds equal to the amount of such Swing Line Loan. The General Administrative Agent shall make the proceeds of such Swing Line Loan available to the U.S. Borrower on such Borrowing Date in like funds as received by the General Administrative Agent.

          (b) The General Administrative Agent, at the request of a Swing Line Lender, at any time and from time to time in its sole and absolute discretion (and not less frequently than bi-weekly), shall on behalf of the U.S. Borrower (which hereby irrevocably directs each Swing Line Lender to act on its behalf), on one Business Day's notice given by such Swing Line Lender through the General Administrative Agent no later than 12:00 Noon, New York City time, request each U.S. Revolving Credit Lender to make, and each U.S. Revolving Credit Lender hereby agrees to make, a U.S. Revolving Credit Loan (which shall be initially a U.S. Base Rate Loan), in an amount equal to such U.S. Revolving Credit Lender's U.S. Revolving Credit Percentage of the aggregate amount of the Swing Line Loans made by such Swing Line Lender (the "Refunded Swing Line Loans") outstanding on
                                     -------------------------
the date of such notice, to repay such Swing Line Lender. Each U.S. Revolving Credit Lender shall make the amount of such U.S. Revolving Credit Loan available to the General Administrative Agent at the U.S. Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such U.S. Revolving Credit Loans shall be made immediately available by the General Administrative Agent to the relevant Swing Line Lender for application by such Swing Line Lender to the repayment of the Refunded Swing Line Loans.

          (c) If prior to the time a U.S. Revolving Credit Loan would have otherwise been made pursuant to Section 2.7(b), one of the events described in
Section 13(f) shall have occurred and be continuing with respect to the U.S. Borrower, or if for any other reason, as determined by the General Administrative Agent at the request of the relevant Swing Line Lender in its sole discretion, U.S. Revolving Credit Loans may not be made a contemplated by
Section 2.7(b), each U.S. Revolving Credit Lender shall, on the date such U.S. Revolving Credit Loan was to have been made pursuant to the notice referred to in Section 2.7(b) (the "Refunding Date"), purchase for cash an undivided
                        --------------
participating interest in the then outstanding Swing Line Loans by paying to the relevant Swing Line Lender an amount (the "Swing Line Participating Amount")
                                           -------------------------------
equal to (i) such U.S. Revolving Credit Lender's U.S. Revolving Credit Percentage times (ii) the sum of the aggregate principal amount of Swing Line
           -----
Loans made by such Swing Line Lender then outstanding which were to have been repaid with such U.S. Revolving Credit Loans.

          (d) Whenever, at any time after a Swing Line Lender has received from any U.S. Revolving Credit Lender such Lender's Swing Line Participation Amount, such Swing Line Lender receives any payment on account of the Swing Line Loans, such Swing Line Lender will distribute to such Lender its Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is
                         --------
not sufficient to pay the principal of and interest on all Swing Line Loans then due); provided, however, that in the event that such payment received by such
      -----------------
Swing Line Lender is required to be returned, such U.S. Revolving Credit Lender will return to such Swing Line Lender any portion thereof previously distributed to it by such Swing Line Lender.

          (c) Each U.S. Revolving Credit Lender's obligation to make the U.S. Revolving Credit Loans referred to in Section 2.7(b) and to purchase participating interests pursuant to Section 2.7(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such U.S. Revolving Credit Lender or the U.S. Borrower may have against either Swing Line Lender, the U.S. Borrower or any other Person for any reason whatsoever; (ii) the occurrence of continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in
Section 9; (iii) any adverse change in the condition (financial or otherwise) of Holdings or the U.S. Borrower; (iv) any breach of this Agreement or any other Loan Document by the U.S. Borrower, any other Loan Party or any other Lender; or
(v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          3.   Amendment to Section 5.1(a).  Section 5.1(a) of the Credit
               ---------------------------
Agreement is hereby amended by inserting immediately after the words "Canadian Revolving Credit Loans" in the ninth and tenth lines thereof the words "and Canadian Swing Line Loans".

          4.   Amendment to Section 5.2.  Section 5.2 of the Credit Agreement is
               ------------------------
hereby amended by inserting at the end of the third sentence thereof and prior to the period the following: "; provided, that the Canadian Swing Line Lender
                                 --------
may request, on behalf of the Canadian Borrower, borrowings of Canadian Dollar Prime Rate Loans, in the case of Loans denominated in U.S. Dollars, under the Canadian Revolving Credit Commitments in other amounts pursuant to Section 5.15".

          5.   Amendment to Section 5.3(a).  Section 5.3(a) of the Credit
               ---------------------------
Agreement is hereby amended by inserting immediately after the first sentence thereof the following new sentence: "The Canadian Borrower hereby unconditionally promises to pay to the Canadian Administrative Agent for the account of the Canadian Swing Line Lender the then unpaid principal amount of each Canadian Swing Line Loan on the Canadian Revolving Credit Termination Date (or on such earlier date on which the Loans become due and payable pursuant to Section 13)."

          6.   Amendment to Section 5.3(e).  Section 5.3(e) of the Credit
               ---------------------------
Agreement is hereby amended by inserting immediately after the first sentence thereof the following new sentence: "The Canadian Borrower agrees that, upon the request to the Canadian Administrative Agent by the Canadian Swing Line Lender, it will execute and deliver to the Canadian Swing Line Lender a promissory note of the Canadian Borrower evidencing the

Canadian Swing Line Loans of the Canadian Swing Line Lender, substantially in the form of Exhibit G-3 with appropriate insertions as to date and principal amount.".

          7.   Addition of Sections 5.14 and 5.15.  There shall be added to the
               ----------------------------------
Credit Agreement the following new Sections 5.14 and 5.15:

               "5.14  Canadian Swing Line Commitment.  (a) Subject to the terms
                      ------------------------------
     and conditions hereof, the Canadian Swing Line Lender agrees that, during the Canadian Revolving Credit Commitment Period, it will make available to the Canadian Borrower in the form of swing line loans ("Canadian Swing Line
                                                             -------------------
     Loans") a portion of the credit otherwise available to the Canadian
     -----
     Borrower under the Canadian Revolving Credit Commitments; provided that (i)
                                                               --------
     the aggregate principal amount of Canadian Swing Line Loans outstanding at any time shall not exceed the Canadian Swing Line Commitment then in effect (notwithstanding that the Canadian Swing Line Loans outstanding at any time, when aggregated with the Canadian Swing Line Lender's other outstanding Canadian Revolving Credit Loans hereunder, may exceed the Canadian Swing Line Commitment then in effect or such Canadian Swing Line Lender's Canadian Revolving Credit Commitment then in effect) and (ii) the Canadian Borrower shall not request, and the Canadian Swing Line Lender shall not make, any Canadian Swing Line Loan unless, after giving effect to the making of such Canadian Swing Line Loan, (A) the Available Canadian Revolving Credit Commitment of each Canadian Revolving Credit Lender would be equal to or greater than zero, and (B) the Aggregate Canadian Revolving Extensions of Credit would not exceed the Borrowing Base of the Canadian Borrower. During the Canadian Revolving Credit Commitment Period, the Canadian Borrower may use the Canadian Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. The Canadian Swing Line Loans may be denominated in U.S. Dollars or Canadian Dollars, at the option of the Canadian Borrower. The Canadian Swing Line Loans denominated in Canadian Dollars shall be Canadian Dollar Prime Rate Loans, and the Canadian Swing Line Loans denominated in U.S. Dollars shall be Canadian Base Rate Loans.

               (b) The Canadian Borrower shall repay all outstanding Canadian Swing Line Loans on the Canadian Revolving Credit Termination Date. The Canadian Borrower shall also prepay all Canadian Swing Line Loans then outstanding simultaneously with each borrowing of Canadian Revolving Credit Loans.

               5.15  Procedure for Canadian Swing Line Borrowing; Refunding of
                     ---------------------------------------------------------
     Canadian Swing Line Loans.  (a) The Canadian Borrower may borrow under the
     -------------------------
     Canadian Swing Line Commitment on any Business Day during the Canadian Revolving Credit Commitment Period, provided, the Canadian Borrower shall
                                         --------
     give the Canadian Swing Line Lender and the Canadian Administrative Agent irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Canadian Swing Line Lender and the Canadian Administrative Agent not later than 1:30 P.M., Toronto time, on the proposed Borrowing Date), specifying (a) the amount to be borrowed and (b) the requested Borrowing Date. Each borrowing under the Canadian Swing Line Commitment shall be in an amount equal to U.S. $100,000 or a whole multiple of U.S. $50,000 in excess thereof, in the case of borrowings in U.S. Dollars, or C$100,000 or a whole multiple of C$50,000 in excess thereof, in the case of borrowings in Canadian Dollars. Upon receipt of any such notice from the Canadian Borrower, the Canadian Swing Line Lender shall promptly notify the Canadian Administrative Agent. Not later than 3:00 P.M., Toronto time, on the Borrowing Date specified in the borrowing notice in respect of any Canadian Swing Line Loan, the Canadian Swing Line Lender shall make available to the Canadian Administrative Agent at the Canadian Funding Office an amount in immediately available funds equal to the amount of such Canadian Swing Line Loan. The Canadian Administrative Agent shall make the proceeds of such Canadian Swing Line Loan available to the Canadian Borrower on such Borrowing Date in like funds as received by the Canadian Administrative Agent.

               (b) The Canadian Swing Line Lender, at any time and from time to time in its sole and absolute discretion may (and not less frequently than bi-weekly, shall), on behalf of the Canadian Borrower (which hereby irrevocably directs the Canadian Swing Line Lender to act on its behalf), on one Business Day's notice given by the Canadian Swing Line Lender no later than 12:00 Noon, Toronto time, request each Canadian Revolving Credit Lender to make, and each Canadian Revolving Credit Lender hereby agrees to make, a Canadian Revolving Credit Loan, in an amount equal to such Canadian Revolving Credit Lender's Canadian Revolving Credit Percentage of the aggregate amount of the Canadian Swing Line Loans (the "Refunded Canadian
                                                             -----------------
     Swing Line Loans") outstanding on the date of such notice, to repay the
     ----------------
     Canadian Swing Line Lender. Each Canadian Revolving Credit Lender shall make the amount of such Canadian Revolving Credit Loan available to the Canadian Administrative Agent at the Canadian Funding Office in immediately available funds, not later than 10:00 A.M., Toronto time, one Business Day after the date of such notice. The proceeds of such Canadian Revolving Credit Loans shall be made immediately available by the Canadian Administrative Agent to the Canadian Swing Line Lender for application by the Canadian Swing Line Lender to the repayment of the Refunded Canadian Swing Line Loans.

               (c) If prior to the time a Canadian Revolving Credit Loan would have otherwise been made pursuant to Section 5.15(b), one of the events described in Section 13(f) shall have occurred and be continuing with respect to the Canadian Borrower, or if for any other reason, as determined by the Canadian Swingline Lender in its sole discretion, Canadian Revolving Credit Loans may not be made as contemplated by Section 5.15(b), each Canadian Revolving Credit Lender shall, on the date such Canadian Revolving Credit Loan was to have been made pursuant to the notice referred to in
     Section 5.15(b) (the "Canadian Refunding Date"), purchase for cash an
                           -----------------------
     undivided participating interest in the then outstanding Canadian Swing Line Loans by paying to the Canadian Swing Line Lender an amount (the "Canadian Swing Line Participation Amount") equal to (c) such Canadian
      ----------------------------------------
     Revolving Credit Lender's Canadian Revolving Credit Percentage times (d)
                                                                    -----
     the sum of the aggregate principal amount of Canadian Swing Line Loans then outstanding which were to have been repaid with such Canadian Revolving Credit Loans.

               (d) Whenever, at any time after the Canadian Swing Line Lender has received from any Canadian Revolving Credit Lender such Lender's Canadian Swing Line participation Amount, the Canadian Swing Line Lender receives any payment on account of the Canadian Swing Line Loans, the Canadian Swing Line Lender will distribute to such Lender its Canadian Swing Line Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion
                                                               --------
     of such payment if such payment is not sufficient to pay the principal of and interest on all Canadian Swing Line Loans then due); provided, however,
                                                              -----------------
     that in the event that such payment received by the Canadian Swing Line Lender is required to be returned, such Canadian Revolving Credit Lender will return to the Canadian Swing Line Lender any portion thereof previously distributed to it by the Canadian Swing Line Lender.

               (e) Each Canadian Revolving Credit Lender's obligation to make the Canadian Revolving Credit Loans referred to in Section 5.15(b) and to purchase participating interests pursuant to Section 5.15(c) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Canadian Revolving Credit Lender or the Canadian Borrower may have against the Canadian Swing Line Lender, the Canadian Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 9;
     (iii) any adverse change in the condition (financial or otherwise) of Holdings or the Canadian Borrower; (iv) any breach of this Agreement or any other Loan Document by the Canadian Borrower, any other Loan Party or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing."

          8.   Amendment to Section 7.2(b).  Section 7.2(b) of the Credit
               ---------------------------
Agreement is hereby amended by (a) inserting immediately after the word "Facility" in the seventh line thereof the following: "(other than Canadian Swing Line Loans)" and (b) inserting immediately at the end thereof and prior to the period the following: "and (iv) Canadian Swing Line Loans may not be converted to Eurodollar Loans".

          9.   Amendment to Section 7.4(b).  Section 7.4(b) of the Credit
               ---------------------------
Agreement is hereby amended by (a) inserting immediately after the words "Canadian Facility Loans" in the tenth line thereof the following: "(other than Canadian Swing Line Loans") and
(b) inserting after the fourth sentence thereof the following new sentence:
"Partial prepayments of the Canadian Swing Line Loans shall be in aggregate principal amount of U.S. $100,000 or a whole multiple of U.S. $100,000 in excess thereof, in the case of borrowings in U.S. Dollars (or in such lower amounts as may be then outstanding), or C$100,000 or a whole multiple of C$100,000 in excess thereof, in the case of borrowings in Canadian Dollars (or in such lower amounts as may be then outstanding).".

          10.  Amendment to Section 7.5(e).  Section 7.5(e) of the Credit
               ---------------------------
Agreement is hereby amended by (a) inserting immediately after the words "Canadian Revolving Credit Loans" in the seventeenth line thereof the following:
"and/or Canadian Swing Line Loans", (b) inserting immediately after the words "Canadian Revolving Credit Loans" in the twentieth line thereof the following:
"and/or Canadian Swing Line Loans" and (c) inserting immediately after the words "Swing Line Loans" in the thirtieth line thereof the following: ", the Canadian Swing Line Loans".

          11.  Amendment to Section 7.5(g).  Section 7.5(g) of the Credit
               ---------------------------
Agreement is hereby amended by inserting immediately after the first sentence thereof the following new sentence: "Any such reduction of the Canadian Revolving Credit Commitments shall be accompanied by prepayment of the Canadian Revolving Credit Loans and/or Canadian Swing Line Loans to the extent, if any, that the Aggregate Canadian Revolving Extensions of Credit exceed the amount of the aggregate Canadian Revolving Credit Commitments as so reduced, provided that if the aggregate principal amount of Canadian Revolving Credit Loans and/or Canadian Swing Line Loans then outstanding is less than the amount of such excess (because L/C Obligations and/or Acceptances constitute a portion thereof), the Canadian Borrower shall not be required to reduce any outstanding Canadian Letters of Credit or prepay any Acceptance.".

          12.  Amendment to Section 11.7.  Section 11.7 of the Credit Agreement
               -------------------------
is hereby amended by (i) substituting $5,200,000" in lieu of the "$4,200,000" currently listed as the Capital Expenditure amount for fiscal year 1999 and (ii) substituting $9,300,000" in lieu of the "$10,300,000" currently listed as the Capital Expenditure amount for fiscal year 2000.

          13.  Amendment to Section 15.1.  Section 15.1 of the Credit Agreement
               -------------------------
is hereby amended by deleting clause (vi) contained therein and substituting in lieu thereof the following new clause (vi):

          "(vi) (x) amend, modify or waive any provision of Section 2.6 or 2.7 without the written consent of the Swing Line Lender or (y) amend, modify or waive any provision of Section 5.14 or 5.15 without the written consent of the Canadian Swing Line Lender,".

          14.  Amendment to Section 15.2.  Section 15.2 of the Credit Agreement
               -------------------------
is hereby amended by deleting the address for notices to the Collateral Monitoring Agent contained therein and substituting in lieu thereof the following:

               "The Bank of Nova Scotia
               International Banking Division
               Loan Administration and Agency Services
               44 King Street West
               14th Floor
               Toronto, Ontario
               Canada M5H 1H1
               Attention:  Nancy Buccat
               Telecopy:  (416) 866-5991
               Telephone:  (416) 866-6471"

          15.  Amendment to Section 15.6(c).  Section 15.6(c) of the Credit
               ----------------------------
Agreement is hereby amended by (a) inserting immediately after the words "Swing Line Lender" in the seventh line thereof the following: "or the Canadian Swing Line Lender, a the case may be," and (b) inserting immediately after the words "Swing Line Lender" in the fourteenth and fifteenth lines thereof the following:
"or the Canadian Swing Line Lender, as the case may be,".

          16.  Amendment to Section 15.18(b).  Section 15.18(b) of the Credit
               -----------------------------
Agreement is hereby amended by deleting paragraph Second contained therein and
                                                  ------
substituting in lieu thereof the following new paragraph Second:
                                                         ------

          "Second, to the Lenders or, in the case of any Specified Hedge
           ------
     Agreement, any affiliate of any Lender, to pay principal of, accrued and unpaid interest on, and other amounts payable hereunder with respect to all indebtedness, obligations and liabilities of the U.S. Borrower under the Loan Documents (including, without limitation, the guarantee obligations of the U.S. Borrower pursuant to Section 12 and the obligations of the U.S. Borrower to cash collateralize U.S. L/C Obligations, but excluding any indebtedness, obligations and liabilities of any Loan Party with respect to the Tranche C Term Loans) and all amounts payable in respect of the Borrower Hedge Agreement Obligations, but only to the extent that, and only so long as, the Borrower Credit Agreement Obligations (as defined in the Guarantee and Collateral Agreement) are secured and guaranteed pursuant to the Guarantee and Collateral Agreement (all such non-excluded indebtedness, obligations and liabilities, collectively, the "First Priority
                                                     --------------
     Obligations"), ratably among the Lenders according to the amounts of First
     -----------
     Priority Obligations owing to the Lenders or, in the case of any Specified Hedge Agreement, any affiliate of any Lender;"

          17.  Amendment to Annex A.  Annex A to the Credit Agreement is hereby
               --------------------
amended by inserting immediately after the words "SWING LINE LOANS" in the title thereof the following: ", CANADIAN SWING LINE LOANS".

          18.  Replacement of Collateral Monitoring Agent.  Pursuant to Section
               ------------------------------------------
14.9 of the Credit Agreement, Lehman Commercial paper Inc. hereby resigns as Collateral Monitoring Agent under the Credit Agreement and the other Loan Documents and Lehman Commercial paper Inc. and each of the Lenders hereby appoint The Bank of Nova Scotia as Collateral Monitoring Agent under the Credit Agreement and the other Loan Documents and The Bank of Nova Scotia hereby accepts such appointment. Each of the Agents and each of the Lenders parties hereto hereby waives the prior notice period specified in Section 14.9 of the Credit Agreement for the resignation of Lehman Commercial Paper Inc. as Collateral Monitoring Agent. Holdings and each of the Borrowers hereby consents to such resignation and appointment. Each of the Credit Agreement and the other Loan Documents are hereby amended to reflect such resignation and appointment and from and after the Effective Date (as defined below) The Bank of Nova Scotia shall be treated as the Collateral Monitoring Agent under the Credit Agreement and the other Loan Documents.

          19.  Effectiveness.  The amendments provided for herein shall become
               -------------
effective on the date (the "Effective Date") of satisfaction of the following
                            --------------
condition precedent:

          (a) The General Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered by Holdings, the Borrowers, the Canadian Swing Line Lender and the Required Lenders.

          (b) The General Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the General Administrative Agent, of the boards of directors of Holdings and each of the Borrowers authorizing (i) in the case of Holdings and each of the Borrowers, the execution, delivery and performance of this Amendment and
     (ii) in the case of the Canadian Borrower, the borrowings of Canadian Borrower, the borrowings of Canadian Swing Line Loans contemplated hereunder, certified by a Responsible Officer thereof as of the date hereof, which certificate shall be in form and substance satisfactory to the General Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (c) The General Administrative Agent shall have received written confirmation, in form and substance satisfactory to the General Administrative Agent, from (i) the Canadian Borrower confirming that the Collateral provided by it to secure the Canadian Borrower Obligations shall secure the obligations in respect of the Canadian Swing Line Loans and (ii) each Guarantor confirming that its guarantee contained in any of the Security Documents (and the Collateral securing such guarantee) shall apply equally and ratably to the Canadian Swing Line Loans.

          (d) All governmental and third party approvals (including landlords' and other consents) necessary or advisable in connection with this Amendment and the making of the Canadian Swing Line Loans shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Credit Agreement as amended by this Amendment or the making of the Canadian Swing Line Loans.

          (e) The General Administrative Agent shall have received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions necessary or, in the opinion of the General Administrative Agent, desirable to maintain the perfection of the Liens created by the Security Documents after giving effect to this Amendment shall have been completed.

          (f) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          20.  Representations and Warranties.  After giving effect to the
               ------------------------------
amendments contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; provided that each reference in such Section 8 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

          21.  Continuing Effect; No Other Amendments.  Except as expressly
               --------------------------------------
amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          22.  No Default.  No Default or Event of Default shall have occurred
               ----------
and be continuing as of the Effective Date after giving effect to this Amendment.

          23.  Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          24.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              SMTC CORPORATION


                              By:    /s/ Paul Walker
                                 ---------------------------
                                 Name:
                                 Title:


                              HTM HOLDINGS, INC.


                              By:    /s/ Paul Walker
                                 ---------------------------
                                 Name:
                                 Title:


                              SMTC MANUFACTURING OF CANADA
                              f/k/a THE SURFACE MOUNT TECHNOLOGY
                                CENTRE, INC.


                              By:    /s/ Paul Walker
                                 ---------------------------
                                 Name:
                                 Title:


                              LEHMAN COMMERCIAL PAPER, INC., as
                                General Administrative Agent, Collateral
                                Monitoring Agent and as a Lender


                              By:    /s/ Michael E. O'Brien
                                 ---------------------------
                                 Name:  Michael E. O'Brien
                                 Title: Authorized signatory

                              THE BANK OF NOVA SCOTIA, as Canadian
                                Administrative Agent


                              By:  /s/ R.P. Hoogson
                                 ---------------------------------
                                 Name:  R.P. Hoogson
                                 Title: Director


                              THE BANK OF NOVA SCOTIA, as Syndication
                                Agent and as a Lender


                              By:  /s/ R.P. Hoogson
                                 ---------------------------------
                                 Name:  R.P. Hoogson
                                 Title: Director

                              GENERAL ELECTRIC CAPITAL
                                CORPORATION, as Documentation Agent
                                and as a Lender


                              By:   /s/ K. Scott Son
                                 ----------------------------------
                                 Name:  K. Scott Son
                                 Title: Assistant Vice President

                              COMERICA BANK, as a Lender


                              By:   /s/ Darlene Persons
                                 ------------------------------------
                                 Name:  Darlene Persons
                                 Title:


                              COMERICA BANK - CANADA, as a Lender


                              By:   /s/ [signature appears here]
                                 ------------------------------------
                                 Name:
                                 Title:

                              IBM FINANCING, A DIVISION OF IBM
                                CANADA, LTD.


                              By:   /s/ Randy White
                                 -----------------------------------
                                 Name:  Randy White
                                 Title:



                              IBM CREDIT CORPORATION


                              By:   /s/ Salvatore Grasso
                                 -----------------------------------
                                 Name:  Salvatore Grasso
                                 Title: Credit Manager

                              MONUMENT CAPITAL LTD.

                              By: Alliance Capital Management L.P., as
                              Investment Manager

                              By: Alliance Capital Management Corporation,
                              as General Partner


                              By:   /s/ Kenneth G. Ostmann
                                 ------------------------------------
                                 Name:  Kenneth G. Ostmann
                                 Title: Vice President

                              SYNDICATED LOAN FUNDING TRUST

                              By: Lehman Commercial Paper Inc., not in its
                              individual capacity but solely as Asset Manager


                              By:   /s/ Michael E. O'Brien
                                 -------------------------------------
                                 Name:  Michael E. O'Brien
                                 Title: Authorized Signatory